**April 3 , 2007**

**Comanche Clean Energy Corporation**

**(as Chargor),**

**In Favor of the Tri-State Title & Escrow, LLC for the Benefit of Noteholders Listed on Schedule A Hereto**

**(in such capacity, as Chargee)**

# CHARGE OVER SHARES

**in**

**Comanche Corporation**

# CHARGE AND ASSIGNMENT OF SHARES

**THIS CHARGE AND ASSIGNMENT** is made on 3rd day of April 2007

**BY**:

(1) Comanche Clean Energy Corporation, a company incorporated in the Cayman Islands, the registered office of which is at M&C Corporate Services Limited, P.O. Box 309GT (the "**Chargor**"); and

(2) in favor of TRI-STATE TITLE & ESCROW, LLC, in its capacity as collateral agent for and on behalf of the Noteholders listed on Schedule A attached hereto (each a "**Noteholder**" and collectively, the "**Noteholders**") (in such capacity, the "**Chargee**").

WHEREAS, the Chargor, a Cayman Islands company, and each Noteholder are parties to the Securities Purchase Agreement dated as of March 30, 2007 (as amended, supplemented or otherwise modified from time to time, the "**Securities Purchase Agreement**"); pursuant to which the Chargor will issue a series of its senior secured convertible notes (as such Notes may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof, collectively, the "**Notes**"), which Notes shall be convertible into Comanche's Ordinary Shares, par value $.001 per Share in accordance with the terms thereof; and

WHEREAS, it is a condition precedent to the Noteholders purchasing the Notes that the Chargor and certain direct and indirect subsidiaries of the Chargor, execute and deliver to a collateral agent for the Noteholders a pledge agreement or similar agreement in the equity interests it owns in its subsidiaries securing all of the obligations of the Chargor under the Securities Purchase Agreement, the Notes and the Transaction Documents (as defined in the Securities Purchase Agreement, the "Transaction Documents") or in the case of subsidiaries of the Chargor, securing a guaranty of the Chargor's obligations under the Transaction Documents to be given by such subsidiaries and to secure such guaranty by pledging certain interests the subsidiary owns in certain of the subsidiary's subsidiaries; and

WHEREAS, the Chargor holds 100% of all the issued and outstanding equity interest in Comanche Corporation (the "**Company**"), a company incorporated in the Cayman Islands, PO Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman Islands; and

WHEREAS, the Company has determined that the execution, delivery and performance of this Agreement directly benefits, and is in the best interest of, the Company;

**IT IS AGREED** as follows:

## 1 DEFINITIONS AND INTERPRETATION

1.1 In this Charge, except where specifically defined herein and except where the context otherwise requires, words and expressions shall have the same meanings assigned to

them as defined in the Securities Purchase Agreement and the following words and expressions shall have the following meanings:

**"Business Day"** means any day which is not a [Saturday or Sunday] or a public holiday in the place or at which the notice is left or sent.

**"Charged Shares"** means the Initial Shares and all and any other shares, warrants and other securities of any kind (including loan capital) of the Company now or at any time in the future beneficially owned by the Chargor or in which the Chargor has any interest (including any equity of redemption) and all rights, benefits and advantages now or at any time in the future deriving from or incidental to any of the Charged Shares including;

(a) all dividends, interest and other income paid or payable in relation to any Charged Shares; and

(b) all shares, securities, rights, monies or other property accruing, offered or issued at any time by way of redemption, conversion, exchange, substitution, preference, option or otherwise in respect of any Charged Shares (including but not limited to proceeds of sale);

**"Enforcement Notice"** means an enforcement notice served by the Chargee on the Chargor;

**"Initial Shares"** means the securities listed in Schedule 1 which are all registered in the name of the Chargor;

**"Receiver"** has the meaning given to it in Clause 9;

**"Secured Obligations"** means all and any amounts of any kind now or in the future, actual or contingent, due or payable (or expressed to be due or payable) by the Chargor or the Company to the Chargee in any currency, actually or contingently, solely and/or jointly and/or severally with another or others as principal or surety on any account whatsoever under or in connection with the Agreement and this Charge or as a consequence of any breach, non-performance, disclaimer or repudiation by the Chargor or the Company of any of its obligations under this Charge, the Securities Purchase Agreement, the Notes or otherwise and references to the Secured Obligations include references to any part of them;

**"Security Interest"** means any mortgage, charge, pledge, lien, encumbrance, right of set off or any security interest, howsoever created or

arising;

**"Termination Event"** means any breach of, or a termination event, or event of default under the Agreement or this Charge.

1.2 In this Charge:

1.2.1 any reference to a Recital, Clause or Schedule is to the relevant Recital, Clause or Schedule of or to this Charge and any reference to a sub-clause or paragraph is to the relevant sub-clause or paragraph of the Clause or Schedule in which it appears;

1.2.2 the clause headings are included for convenience only and shall not affect the interpretation of this Charge;

1.2.3 use of the singular includes the plural and vice versa;

1.2.4 use of any gender includes the other genders;

1.2.5 any phrase introduced by the terms "including", "include", "in particular" or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms; and

1.2.6 references to any document or agreement are to be construed as references to such document or agreement as is in force for the time being and as amended, varied supplemented, substituted or novated from time to time.

1.3 The Recitals and Schedules form part of this Charge and shall have effect as if set out in full in the body of this Charge and any reference to this Charge includes the Recitals and Schedules.

## 2 COVENANT TO PAY

The Chargor covenants with the Chargee that it will on demand pay and discharge each of the Secured Obligations when due and payable to the Chargee.

## 3 CHARGE

3.1 The Chargor hereby charges by way of first fixed charge as a continuing security for the payment and discharge of the Secured Obligations, all its right, title, interest and benefit present and future in, to and under the Charged Shares subject to the provisions for release of this Charge set out below.

3.2 On the irrevocable and unconditional payment or discharge by or on behalf of the Chargor of the Secured Obligations in full, the Chargee shall, at the request and cost of the Chargor, release this Charge.

## 4 COVENANTS BY THE CHARGOR

The Chargor covenants that, for so long as any Secured Obligations remain outstanding:

4.1 it shall forthwith and from time to time deposit with the Chargee for the benefit of the Noteholders all certificates (if any) and other documents of title relating to the Charged Shares (or confirmation from the Company that it does not issue any such certificates).

4.2 it shall deliver to the Chargee as security in accordance with the terms of this Charge the following (on the date hereof) in form and substance acceptable to the Chargee:

4.2.1 the original share certificate (if any) in respect of the Initial Shares (or confirmation from the Company that it does not issue any such certificates);

4.2.2 a blank, signed and undated transfer in respect of the Initial Shares;

4.2.3 a notice of charge addressed by the Chargor to the Company; and

4.2.4 a shareholder proxy in favour of the Chargee; and

4.3 it shall promptly pay (and shall indemnify the Chargee on demand against) all calls, installments and other payments which may be made or become due in respect of the Charged Shares and so that, in the event of default by the Chargor, the Chargee may do so on behalf of the Chargor;

4.4 it shall not, except with the written consent of the Chargee:

4.4.1 create or permit to exist over all or part of the Charged Shares (or any interest therein) any Security Interest (other than created or expressly permitted to be created under this Charge) whether ranking prior to, pari passu with or behind the security contained in this Charge;

4.4.2 sell, transfer or otherwise dispose of the Charged Shares or any interest therein or attempt or agree to so dispose (other than under this Charge);

4.4.3 permit any person other than the Chargor or the Chargee or the Chargee's nominee or nominees to be registered as, or become the holder of, the Charged Shares; or

4.4.4 vote in favour of a resolution to amend, modify or change the memorandum and articles of association of the Company;

4.5 save as contemplated by the Securities Purchase Agreement and to the extent that the same is within the control of the Chargor, no further shares in the Company will be issued without the prior consent of the Chargee;

4.6 it shall promptly forward to the Chargee all material notices, reports, accounts and other documents relating to the Charged Shares which it may receive from time to time (including all notices of meetings of the shareholders of the Company);

4.7 at any time after the occurrence of a Termination Event it shall exercise all voting and other rights and powers which may at any time be exercisable by the holder of the Charged Shares as the Chargee may in its absolute discretion direct;

4.8 it shall not take or accept any Security Interest from the Company or, in relation to the Secured Obligations, from any third party, without first obtaining the Chargee's written consent;

4.9 unless directed in writing to do so by the Chargee it shall not prove in a liquidation or winding up of the Company until all the Secured Obligations are paid in full and if directed to prove by the Chargee (or if the Chargor otherwise receives any payment or other benefit in breach of this sub-clause or sub-clause 4.8) the Chargor shall hold all monies received by it on trust for the Chargee to satisfy the Secured Obligations; and

4.10 until all of the Secured Obligations have been paid in full or otherwise discharged, it shall not claim payment whether directly or by set-off, lien, counterclaim or otherwise of any amount which may be or has become due to the Chargor by the Company other than as contemplated and/or expressly permitted by the Securities PurchaseAgreement.

## 5 REPRESENTATIONS AND WARRANTIES

The Chargor represents and warrants to the Chargee and undertakes that:

5.1 the Chargor is the absolute sole legal and beneficial owner of all of the Initial Shares free of all Security Interests, encumbrances, trusts, equities and claims whatsoever (save those under this Charge) and that all of the Initial Shares are fully paid up;

5.2 it is duly incorporated and in good standing under the laws of the jurisdiction in which it is incorporated and has and will at all times have the necessary power to enter into and perform its obligations under this Charge and has duly authorised the execution and delivery of this Charge;

5.3 this Charge constitutes its legal, valid, binding and enforceable obligation and is a first priority security interest over the Charged Shares effective in accordance with its terms;

5.4 the execution, delivery, observance and performance by the Chargor of this Charge will not require the Chargor to obtain any licences, consents or approvals and will not result in any violation to the best of the Chargor's knowledge, of any law, statute, ordinance, rule or regulation applicable to it;

5.5 it has obtained all the necessary authorisations and consents to enable it to enter into this Charge and the necessary authorisations and consents will remain in full force and effect at all times during the substance of the security constituted by this Charge; and

5.6 the execution, delivery, observance and performance by the Chargor of the Charge will not constitute an event of default or trigger any enforcement under any Security Interest in the Chargor's assets nor will it result in the creation of any Security Interest over or in respect of the present or future assets of the Company.

## 6 POWER OF ATTORNEY

The Chargor hereby irrevocably and by way of security for the payment of the Secured Obligations and the performance of its obligations under this Charge and the Securities Purchase Agreement appoints the Chargee (as agent for the Noteholders) as its true and lawful attorney (with full power to appoint substitutes and to sub-delegate) on behalf of the Chargor and in the Chargor's own name or otherwise, at any time and from time to time, to:

6.1 sign, seal, deliver and complete all transfers, renunciations, proxies, mandates, assignments, deeds and documents and do all acts and things which the Chargee may reasonably consider to be necessary or advisable to perfect or improve its security over the Charged Shares; or

6.2 to give proper effect to the intent and purposes of this Charge; or

6.3 to enable or assist in any way in the exercise of any right or the enforcement thereof including any power of sale of the Charged Shares (whether arising under this Charge or implied by statute or otherwise);

provided that the Chargee shall have served an Enforcement Notice (and for so long as the such Enforcement Notice shall remain effective) the Chargee may not do anything pursuant to this appointment.

## 7 TERMINATION EVENT

7.1 The Chargee may at any time after the occurrence of a Termination Event serve an Enforcement Notice on the Chargor. Unless and until the Chargee shall have served an Enforcement Notice:

7.1.1 the Chargor shall be entitled to exercise all voting rights attaching to the Charged Shares or any thereof for all purposes not inconsistent with the purposes of this Charge, any of the Secured Obligations, and of the Agreements; and

7.1.2 the Chargor shall be entitled to receive and retain any and all dividends paid in respect of the Charged Shares or any thereof.

7.2 The Chargor shall, forthwith following the receipt of an Enforcement Notice served by the Chargee to the Chargor in accordance with Section 7.1 hereof, sign, seal, deliver and complete all transfers, renunciations, proxies, mandates, assignments, deeds and documents and do all acts and things which the Chargee may, in its absolute discretion, at any time and from time to time specify for enabling or assisting the Chargee:

7.2.1 to perfect or improve its title to and security over the Charged Shares;

7.2.2 to vest the Charged Shares in the Chargee or its nominee or nominees;

7.2.3 to procure that the Chargee or its nominee or nominees is registered in the Register of Members of the Company in respect of the Charged Shares;

7.2.4 to exercise (or enable its nominee or nominees to exercise) any rights or powers attaching to the Charged Shares;

7.2.5 to sell or dispose of the Charged Shares; and/or

7.2.6 otherwise to enforce any of the rights of the Chargee under or in connection with this Charge.

## 8 CHARGEE'S RIGHTS AS TO SHARES

At any time after the receipt of the Enforcement Notice served by the Chargee to the Chargor in accordance with Section 7.1 hereof, the Chargee shall, without prejudice to any other right or remedy available hereunder or under applicable law, forthwith become entitled:

8.1 solely and exclusively to exercise all voting rights attaching to the Charged Shares or any thereof and shall exercise such rights in such manner as the Chargee may in its absolute discretion determine; and/or

8.2 solely and exclusively to exercise all other rights and/or powers and/or discretions of the Chargor in, to and under the Charged Shares pursuant to the memorandum and articles of association of the Company; and/or

8.3 to receive and retain all dividends and other distributions made on or in respect of the Charged Shares or any thereof and any such dividends and other distributions received by the Chargor after such time shall be held in trust by the Chargor for the Chargee and be paid or transferred to the Chargee on demand to be applied towards the discharge of the Secured Obligations; and/or

8.4 without notice to, or further consent or concurrence by, the Chargor to sell the Charged Shares or any part thereof by such method, at such place and upon such terms as the Chargee may in its reasonable discretion determine, with power to postpone any such sale and in any such case the Chargee may exercise any and all rights attaching to the Charged Shares as the Chargee in its reasonable discretion may determine and without being answerable for any loss occasioned by such sale or resulting from postponement thereof or the exercise of such rights; and/or

8.5 to date and deliver the documents delivered to it pursuant to this Charge hereof as it considers appropriate and to take all steps to register the Charged Shares in the name of the Chargee or its nominee or nominees and to assume control as registered owner of the Charged Shares.

## 9 RECEIVER

At any time following the receipt of an Enforcement Notice served by the Chargee tot eh Chargor in accordance with Section 7.1 hereof, the Chargee may by writing without notice to the Chargor appoint one or more person or persons as the Chargee thinks fit to be a receiver (the "**Receiver**") in relation to the Charged Shares. Where the Chargee appoints two or more persons as Receiver, the Receivers may act jointly or independently.

9.1 The Receiver may take such action in relation to the enforcement of this Charge including, without limitation, to sell, charge or otherwise dispose of the Charged Shares, to exercise any powers, discretion, voting or other rights or entitlements in relation to the Charged Shares and generally to carry out any other action which he may in his sole discretion deems necessary in relation to the enforcement of this Charge.

9.2 The Receiver shall have, in addition to the other powers set-out in this Clause, the following powers:

9.2.1 power to take possession of, collect and get in the Charged Shares and, for that purpose, to take such proceedings as may seem to him to be expedient;

9.2.2 power to raise or borrow money and grant security therefore over the Charged Shares;

9.2.3 power to appoint an attorney or accountant or other professionally qualified person to assist him in the performance of his functions;

9.2.4 power to bring or defend any action or other legal proceedings in the name of and on behalf of the Chargor in respect of the Charged Shares;

9.2.5 power to do all acts and execute in the name and on behalf of the Chargor any document or deed in respect of the Charged Shares;

9.2.6 power to make any payment which is necessary or incidental to the performance of his functions;

9.2.7 power to make any arrangement or compromise on behalf of the Chargor in respect of the Charged Shares;

9.2.8 power to rank and claim in the insolvency or liquidation of the Company and to receive dividends and to accede to agreements for the creditors of the Company;

9.2.9 power to present or defend a petition for the winding up of the Company; and

9.2.10 power to do all other things incidental to the exercise of the foregoing powers.

9.3 The Receiver shall be the agent of the Chargor and the Chargor alone shall be responsible for his acts and defaults and liable on any contracts made, entered into or adopted by the Receiver. The Chargee shall not be liable for the Receiver's acts, omissions, negligence or default, nor be liable on contracts entered into or adopted by the Receiver.

## 10 APPLICATION OF MONIES

10.1 The Chargee (and any Receiver) shall apply the monies received by it as a result of the enforcement of the security:

10.1.1 firstly, in payment or satisfaction of the expenses related to enforcement of this security (including without limitation the fees and expenses of the Receiver);

10.1.2 secondly, in meeting claims of the Chargee in respect of the Secured Obligations;

10.1.3 thirdly, in payment of the balance (if any) to the Chargor.

10.2 The Chargee shall not be liable for any loss or damage occasioned by:

10.2.1 any sale or disposal of the Charged Shares or an interest in the Charged Shares; or

10.2.2 arising out of the exercise, or failure to exercise, any of its powers under this Charge; or

10.2.3 any neglect or default to pay any instalment or accept any offer or notify the Chargor of any such neglect or default; or

10.2.4 any other loss of whatever nature in connection with the Charged Shares.

## 11 PROTECTION OF PURCHASERS

No purchaser or other person dealing with the Chargee or its delegate shall be bound to see or inquire whether the right of the Chargee to exercise any of its powers has arisen or become exercisable or be concerned with notice to the contrary, or be concerned to see whether the delegation by the Chargee pursuant to the terms of this Charge shall have lapsed for any reason or been revoked.

## 12 CONTINUING SECURITY AND NON-MERGER

12.1 The security constituted by this Charge shall be continuing and shall not be considered as satisfied or discharged by any intermediate payment or settlement of the whole or any part of the Secured Obligations or any other matter or thing whatsoever and shall be binding until all the Secured Obligations have been unconditionally and irrevocably paid and discharged in full.

12.2 This Charge is in addition to and shall not merge with or otherwise prejudice or affect any banker's lien, right to combine and consolidate accounts, right of set-off or any other contractual or other right or remedy or any guarantee, lien, pledge, bill, note, charge or other security now or hereafter held by or available to the Chargee.

## 13 [INTENTIONALLY OMITTED]

## 14 CURRENCY

14.1 For the purpose of, or pending the discharge of, any of the Secured Obligations the Chargee may, in its sole discretion, convert any moneys received, recovered or realised in any currency under this Charge (including the proceeds of any previous conversion under this Clause) from their existing currency of denomination into any other currency at such rate or rates of exchange and at such time as the Chargee thinks fit.

14.2 No payment to the Chargee (whether under any judgment or court order or otherwise) shall discharge the Secured Obligations in respect of which it was made unless and until the Chargee shall have received payment in full in the currency in which such Secured Obligations were incurred and, to the extent that the amount of any such payment shall on actual conversion into such currency fall short of such Secured Obligations expressed in that currency, the Chargee shall have a further separate cause of action against the Chargor and shall be entitled to enforce this Charge to recover the amount of the shortfall.

## 15 COSTS

The Chargor shall on demand pay to the Chargee the amount of all reasonable costs and expenses and other liabilities (including stamp duty, and reasonable legal and out-of-pocket expenses) which the Chargee incurs in connection with:

15.1 the preparation, negotiation, execution and delivery of this Charge;

15.2 any actual or proposed amendment or waiver or consent under or in connection with this Charge;

15.3 any discharge or release of this Charge; or

15.4 the preservation or exercise (or attempted preservation or exercise) of any rights under or in connection with and the enforcement (or attempted enforcement) of this Charge; or

15.5 dealing with or obtaining advice about any matter or question arising out of or in connection with enforcing the Chargee's exercise of its rights under this Charge.

## 16 VARIATION AND AMENDMENT

This Charge shall remain in full force and effect notwithstanding any amendments or variations from time to time of the Securities Purchase Agreement] and no variation of this Charge shall be valid unless it is in writing and signed by or on behalf of each of the parties.

## 17 ASSIGNMENT

The Chargor shall not be entitled to assign or transfer any of its rights, benefits or obligations hereunder without the prior written consent of the Chargee.

## 18 ENTIRE AGREEMENT

This Charge and the other Transaction Documents constitute the entire agreement and understanding of the parties and supersedes any previous agreement between the parties relating to the subject matter of this Charge.

## 19 FURTHER ASSURANCE

The Chargor shall promptly execute all documents and do all things that the Chargee may reasonably specify for the purpose of (a) securing and perfecting its security over or title to all or any of the Charged Shares, or (b) enabling the Chargee to vest all or part of the Charged Shares in its name or in the names of its nominee(s), agent or any purchaser.

## 20 NOTICES

20.1 Without prejudice to any other method of service of notices and communications provided by law, a demand or notice under this Charge shall be in writing signed by an officer or agent of the Chargee or the Chargor, as the case may be, and may be served on the Chargor or the Chargee, as the case may be, by hand, by post, by facsimile transmission or by e-mail. Any such notice or communication shall be sent to the address or number of the Chargor as set out below:

Chargor:

Comanche Clean Energy Corporation

One Dock Street

Stamford, Connecticut 06902

tcauchois@fondelec.com

Facsimile Number:203-326-4570

For the attention of: Thomas Cauchois

Chargee:

Tri-State Title & Escrow, LLC

360 Main Street, P.O. Box 391, Washington, Virginia 22747

escrow@tristatetitle.net

Facsimile Number: (540) 675-2155

For the attention of: Guy Turner

20.2 Any such notice or communication given by the Chargee shall be deemed to have been received:

20.2.1 if sent by facsimile transmission, at the time of transmission, or the following Business Day if transmitted after normal business hours;

20.2.2 if delivered personally (including being sent by courier), at the time of delivery, or the following Business Day if delivered after normal business hours; and

20.2.3 if posted, on the fifth Business Day following the day on which it was properly despatched by mail; and

20.3 if sent by e-mail at the time of that the e-mail is recorded in the Chargee's information processing system as having been sent, any notice given to the Chargee shall be deemed to have been given only on actual receipt by the Chargee.

20.4 In proving such service it shall be sufficient to prove that the envelope containing such notice was addressed to the address of the relevant party set out in sub-clause 20.1 (or as otherwise notified by that party hereunder) and delivered either to that address or into the custody of the postal authorities as a pre-paid recorded delivery, registered post or airmail

letter, or that the notice was transmitted by fax to the fax number of the relevant party set out in sub-clause 20.1 (or as otherwise notified by that party hereunder).

## 21 MISCELLANEOUS

21.1 All sums payable by the Chargor under this Charge shall be paid without any set-off, counterclaim, withholding or deduction whatsoever unless required by law in which event the Chargor will simultaneously with making the relevant payment under this Charge pay to the Chargee such additional amount as will result in the receipt by the Chargee of the full amount which would otherwise have been receivable and will supply the Chargee promptly with evidence satisfactory to the Chargee that the Chargor has accounted to the relevant authority for the sum withheld or deducted.

21.2 No delay or omission on the part of the Chargee in exercising any right or remedy under this Charge shall impair that right or remedy or operate as or be taken to be a waiver of it nor shall any single, partial or defective exercise of any such right or remedy preclude any other or further exercise under this Charge of that or any other right or remedy.

21.3 The Chargee's rights powers and remedies under this Charge are cumulative and are not, nor are they to be construed as, exclusive of any rights, powers or remedies provided by law or otherwise and may be exercised from time to time and as often as the Chargee deems expedient.

21.4 Any waiver by the Chargee of any terms of this Charge or any consent or approval given by the Chargee under it shall be effective only if given in writing and then only for the purpose and upon the terms and conditions (if any) on which it is given.

21.5 If at any time any one or more of the provisions of this Charge is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction neither the legality, validity or enforceability of the remaining provisions of this Charge nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall be in any way affected or impaired as a result.

21.6 Any statement, certificate or determination of the Chargee as to the Secured Obligations or (without limitation) any other matter provided for in this Charge shall, in the absence of manifest error, be conclusive and binding on the Chargor.

## 22 LAW AND JURISDICTION

22.1 This Charge is governed by, and shall be construed in accordance with, the law of the Cayman Islands.

22.2 The Chargor irrevocably agrees for the exclusive benefit of the Chargee that the courts of the Cayman Islands shall have jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which may arise out of or in connection with this Charge and for such purposes irrevocably submits to the jurisdiction of such courts.

## 23 COUNTERPARTS

This Charge may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

**IN WITNESS WHEREOF** this Charge has been executed and delivered as a Deed the day and year first above written.

| | | |
|---|---|---|
| **EXECUTED as a DEED** | ) | |
| by a director | ) | |
| for and on behalf of | ) | |
| Comanche Clean Energy Corporation | ) | By: Thomas Cauchois |
| in the presence of: | ) | Title: Chairman |

Witness:
Signature:

Name of Witness:

Address of Witness:

| | | |
|---|---|---|
| **EXECUTED as a DEED** | ) | |
| by a director | ) | |
| for and on behalf of | ) | |
| Tri-State Title & Escrow, LLC | ) | By: |
| in the presence of: | ) | Title: |

Witness:
Signature:

Name of Witness:

Address of Witness:

**IN WITNESS WHEREOF** this Charge has been executed and delivered as a Deed the day and year first above written.

| | | |
|---|---|---|
| **EXECUTED as a DEED**<br>by a director<br>for and on behalf of<br>Comanche Clean Energy Corporation<br>in the presence of: | )<br>)<br>)<br>)<br>) | By: Thomas Cauchois<br>Title: Chairman |

Witness:
Signature:

Name of Witness:

Address of Witness:

| | | |
|---|---|---|
| **EXECUTED as a DEED**<br>by a director<br>for and on behalf of<br>Tri-State Title & Escrow, LLC<br>in the presence of: | )<br>)<br>)<br>)<br>) | By: Johnnie Lu Zarecor<br>Title: Escrows Manager |

Witness:
Signature:

Name of Witness:

Address of Witness:

**SCHEDULE [1]**

| Amount or number of Initial Shares | Description of Shares |
| --- | --- |
| | Ordinary Shares of US$1.00 par value in Comanche Corporation, a Cayman Islands company of P O Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands) (the "**Company**"). |

**APPENDIX**

# SCHEDULE A

## LIST OF NOTEHOLDERS

| Name | Address |
| --- | --- |
| Sandelman Partners Multi-Strategy Master Fund, Ltd. | 500 Park Ave., 3rd Fl. New York, NY 10022 |
| Utilico Emerging Markets Limited | Exchange House, 8th Fl. Primrose St. London, EC2A 2NY- United Kingdom |
| MHR Capital Partners Master Account LP<br>MHR Capital Partners (100) LP | 40 W. 57th St., 24th Fl. New York, NY 10019 |
| Wolverine Convertible Arbitrage Fund Trading Ltd<br>GPC LX LLC | 175 W. Jackson Blvd., #200 Chicago, IL 60604 |
| Alpine Capital (Cayman) Master, LP | 400 Madison Ave., 8th Fl. New York, NY 10017 |
| Goldman Sachs & Company | One New York Plaza, 85 Broad St., 47th Fl. New York, NY 10004 |
| Armstrong Equity Partners LP | 2100 McKinney, #1700 Dallas, TX 75201 |
| Whitebox Hedged High Yield Partners, LP<br>Whitebox Intermarket Partners, LP | 3033 Excelsior Blvd., #300 Minneapolis, MN 55416 |
| Deephaven Disressed Opportunities Trading Ltd<br>Deephaven Event Trading Ltd | 130 Cheshire Ln., #102 Minnetonka, MN 55305 |
| Deutsche Bank AG, London | 1 Great Winchester St. London EC2N 2DB United Kingdom |

**SHARE TRANSFER**

The Undersigned, Comanche Clean Energy Corporation (the "Transferor"), for value received does hereby transfer to ____________________ (the "Transferee"), the ___________ shares standing in its name in the undertaking called Comanche Corporation to hold the same unto the Transferee.

Signed by the Transferor
in the presence of:

_____________________
Witness

COMANCHE CLEAN ENERGY CORPORATION

By: ______________________________
Name: Thomas Cauchois
Title: Chairman

_____________________
Signed by the Transferee
in the presence of:

_____________________
Witness

Dated this day of 200_

**NOTICE OF CHARGE**

To: Comanche Corporation

April 3 , 2007

Dear Sirs

**Re: Share Charge**

We hereby notify you that pursuant to a Share Charge dated the 3rd day of April 2007 made by Comanche Clean Energy Corporation, in favor of Tri-State Title & Escrow, LLC for the benefit of certain noteholders (the "**Share Charge**"), the Chargor has granted a security interest over the 2 ordinary shares standing in its name in Comanche Corporation and at any time after you have received an Enforcement Notice (as defined in the Share Charge) served by Tri-State Title & Escrow, LLC to you pursuant to Section 7.1 of the Share Charge, you may take such steps to register Tri-State Title & Escrow, LLC as the registered holder of the shares pursuant to the Share Charge.

Yours faithfully

for and on behalf of

Comanche Clean Energy Corporation )

By: Thomas Cauchois
Title: Chairman

**IRREVOCABLE PROXY**

COMANCHE CORPORATION

The undersigned, Comanche Clean Energy Corporation, being the legal owner of [ 2 ] issued shares (the "**Shares**") in the share capital of Comanche Corporation (the "**Company**"), a company incorporated in the Cayman Islands, hereby makes, constitutes and appoints Tri-State Title & Escrow, LLC (the "**Attorney**") as the true and lawful attorney and proxy of the undersigned with full power to appoint a nominee or nominees to act hereunder from time to time and to vote the Shares represented by the Share Certificate(s) of the Company at all general meetings of shareholders or stockholders of the Company with the same force and effect as the undersigned might or could do and to requisition and convene a meeting or meetings of the shareholders of the Company for the purpose of appointing or confirming the appointment of new directors of the Company and/or such other matters as may in the opinion of the Attorney be necessary or desirable for the purpose of implementing the Share Charge referred to below and the undersigned hereby ratifies and confirms all that the said attorney or its nominee or nominees shall do or cause to be done by virtue hereof.

The Shares have been charged to the Attorney pursuant to a Share Charge dated April 3, 2007 between Comanche Clean Energy Corporation and Tri-State Title & Escrow, LLC listed on Schedule A attached thereto (the "**Share Charge**].

This power and proxy is given to secure a proprietary interest of the donee of the power and is irrevocable and shall remain irrevocable as long as the Share Charge is in force.

**IN WITNESS** whereof this instrument has been duly executed this 3rd day of April 2007 as a deed.

**EXECUTED** and )
**DELIVERED as a DEED** by )
Comanche Clean Energy Corporation )

Director